UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292
______________________________________________

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Item 1. Reports to Stockholders.

Asset Allocation

UBS U.S. Allocation Fund
Annual Report
August 31, 2012

UBS U.S. Allocation Fund

October 15, 2012

Dear shareholder,
We present you with the annual report for UBS U.S. Allocation Fund (the “Fund”) for the 12-month period ended August 31, 2012.

Performance
Over the 12 months ended August 31, 2012, the Fund’s Class A shares returned 11.42% before deducting the maximum sales charge, and 5.30% after deducting the maximum sales charge. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, gained 18.00%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the “Index”),1 which returned 13.71% over the period. (Returns for all share classes over various time periods and descriptions of the indexes are shown in “Performance at a glance” on pages 12 to 14; please note that the returns shown do not

UBS U.S. Allocation Fund

Investment goal:
Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:
Portfolio Management Team,
including Curt Custard,
Andreas Koester, Jon Adams
and David Buckle*
UBS Global Asset
Management (Americas) Inc.

Commencement:
Class A—May 10, 1993
Class C—July 22, 1992
Class Y—May 10, 1993

Dividend payments:
Annually, if any

* Effective as of the close of business on September 14, 2012, David Buckle no longer serves as a portfolio manager for the Fund.
1 The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

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UBS U.S. Allocation Fund

reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

An interview with Lead Portfolio Manager Curt Custard
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, the pace of the expansion was uneven during the reporting period. Looking back, the Commerce Department reported 1.3% gross domestic product (“GDP”) growth in the US for the third quarter of 2012, followed by a 4.1% rate of growth in the fourth quarter. GDP growth in the US then slowed to 2.0% and 1.3% in the first and second quarters, respectively, of 2012.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Given considerably slower-than-anticipated economic growth, the Fed kept the federal funds rate at an extremely low level of between 0.00% and 0.25% during the period, and announced its intention to maintain this rate through mid-2015. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced a plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities (dubbed “Operation Twist”) by June 2012. By period end, the Fed had extended this June deadline to mid-2015. Finally, after the reporting period had ended, the Fed introduced an anticipated third round of quantitative easing, which involves purchasing $40 billion of agency mortgage-backed securities on an open-end basis each month. The Fed further noted that it would be willing to buy additional assets if it saw no improvement in the job market.

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UBS U.S. Allocation Fund

Q.	How did the stock market perform during the reporting period?
A.	The US equity market was volatile during the period under review. Early in the reporting period, the US equity market fell sharply, due to concerns of a double-dip recession and the ongoing European sovereign debt crisis. The US equity market then rallied over much of the next six months, given generally solid corporate profits and signs that the US economy was gaining some momentum. However, after being largely flat in April, the US market declined in May. This reversal in investor sentiment was triggered by an escalation of the European sovereign debt crisis, as well as indications that the US economy was experiencing a soft patch. Stocks then rallied during the last three months of the period, due to some signs of progress in the European crisis and given expectations for additional policy accommodation by the Fed. When all was said and done, the US stock market, as measured by the S&P 500 Index, returned 18% during the 12 months ended August 31, 2012.

Q.	How did the bond market perform during the reporting period?
A.	While the US taxable spread sectors (non-US Treasury fixed income securities) also experienced periods of volatility during the reporting period, they ultimately produced positive returns and, in some cases, outperformed equal-duration Treasuries. Risk aversion wasn’t limited to the equity markets, as the spread sectors performed poorly during the first month of the reporting period. However, investor risk appetite was generally robust over the next six months, largely due to positive US economic news. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. Against this backdrop, high yield bonds and emerging markets debt generated solid results. Risk aversion then ruled the fixed income markets in late April and May; however, as was the case with the equity market, spread sectors rallied from June through August as investor sentiment improved. All told, during the 12 months ended August 31, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index, returned 2.97%.

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UBS U.S. Allocation Fund

Q.	How was the Fund allocated during the reporting period?[2]
A.	Throughout the period, we adjusted the portfolio given changing economic and market conditions. We started the period slightly overweight to equities versus the Index, with a 66% allocation, as we felt the asset class was, in general, undervalued. At the same time, we were underweight fixed income, with a 24.5% allocation to US investment grade bonds, a 5% allocation to US high yield bonds and a 4.5% allocation to cash.

At the end of the reporting period, the Fund was allocated as follows: US equities—60%; US investment grade bonds—24%; US high yield bonds—7%; cash—9%. For comparison purposes, neutral Index weights for the Fund are 65% equities and 35% fixed income.

From a strategy perspective, we significantly reduced the Fund’s equity exposure early in the period, as economic data appeared to be less supportive of an overweight position. This hurt performance through the end of 2011, as the equity market posted solid returns. At the beginning of 2012, economic data in the US improved and we added to our equity allocation, bringing it up to 65% by the end of the first quarter. However, we were careful to remain conservatively positioned given the uncertainty that existed for US growth sustainability. In anticipation of a summer slump, similar to what we experienced in 2011, we again cut our equity exposure, but redeployed some of these proceeds into a 2% high yield overweight given the prospects for continued low defaults. This benefited the portfolio, as equities stumbled in May. However, reducing our equity exposure detracted from relative results when US equities, which were more resilient than their global counterparts, rebounded in June. Although US equities continued to rally at the end of the period, we remained cautious as developments across the globe could have substantial impacts on the US economy. Additionally, we continue to look for signs of resolution to the US fiscal cliff and to keep an eye on the sustainability of corporate earnings.

2 Allocations include derivatives exposure.

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UBS U.S. Allocation Fund

Throughout the period under review, we maintained an underweight in US fixed income. Within the asset class, we favored investment grade corporate bonds versus Treasuries. As the period progressed, we also found high yield bonds to be increasingly quite attractive and we added to our allocation in May 2012, bringing it to an overweight position versus the benchmark.

Overall, asset allocation detracted from performance during the reporting period, as the Fund was underweight equities versus the Index at times when the market rallied. On the upside, an overweight to investment grade corporate bonds was beneficial, given generally solid demand as investors looked to generate incremental yield in the low interest rate environment. Our strategic cash overweight also detracted from performance during the period. However, given the volatility of the markets and our cautious outlook, we were careful to not over-allocate to riskier assets and simultaneously found US Treasuries to be highly overvalued.

Certain derivative instruments were used during the period. S&P 500 Index futures were used to manage our equity exposure. We also used US Treasury futures to manage bond exposure and duration positioning. Toward the end of the period, we purchased call options on the S&P 500 Index to add to our equity exposure and take advantage of the relative attractiveness of shorter-term options. These options modestly contributed to performance during the period.

Q.	What were positive contributors to Fund performance, and what were negative contributors?
A.	In the US Equity Research equity portion of the Fund, stock selection detracted from performance. Sector positioning did not meaningfully impact results. In terms of stock selection, the Fund’s holdings in the consumer discretionary, energy and telecommunication services sectors were the least beneficial for performance. This was partially offset by positive stock selection in the health care, industrials and utilities sectors.

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UBS U.S. Allocation Fund

Looking at individual stocks, NII Holdings, Inc., Johnson Controls, Inc. and ServiceSource International were the largest detractors from results. NII Holdings provides mobile communications for business customers in Latin America. Its shares declined given the weakness in the Brazilian real and disappointing subscriber growth. The company has delayed its subscriber initiatives as it transitions from a 2G to a 3G network. We maintain our position, as we feel the stock price is very attractive, the company has a valuable franchise and it is well positioned for future growth. Shares of automobile parts manufacturer Johnson Controls declined as the company has been negatively impacted by softness in European automotive production, resulting in disappointing earnings results. We sold the stock to invest in higher conviction areas. ServiceSource International is a customer management software company. It performed poorly after not raising its outlook for future revenues. We still like the company, as we believe its fundamentals have improved and that the recent increase in its sales force will help drive revenue growth going forward.

The largest stock contributors in the portfolio were Pharmasset, Skyworks Solutions, Inc. and Textron, Inc. Pharmasset is a biotechnology company that is focused on the development of nucleotide hepatitis C virus inhibitors taken orally rather than via the traditional injection method. Pharmasset’s shares rose sharply after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a substantial premium. (The acquisition was completed in January 2012.) Skyworks Solutions is a wireless semiconductor company. It continues to benefit from strong demand for high-end smartphones and we believe it is well positioned for future growth. Textron is a global multi-industry company with operations in the aircraft, defense, automobile and finance businesses. Their products include airplanes, helicopters, weapons and automotive products. The company’s stock price soared at the end of January 2012 after reporting a much better outlook than investors had anticipated. Textron has been executing well through a difficult business jet environment, and we sold out of our position in mid-March 2012 following the stock’s sharp rally.

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UBS U.S. Allocation Fund

From a sector positioning perspective, an underweight to utilities, an overweight to consumer discretionary and an underweight to industrials were contributors to relative performance. Conversely, underweights to consumer staples, information technology and telecommunication services were detractors from relative results.

In the US growth equity portion of the Fund, stock selection detracted from performance, whereas sector positioning contributed to results. In terms of stock selection, the Fund’s holdings in the consumer discretionary, information technology and health care sectors were the least beneficial for performance. This was partially offset by positive stock selection in the materials, telecommunication services and industrials sectors.

Looking at individual stocks, Facebook Inc. (“FB”), Baidu, Inc. and Netflix, Inc. were among the largest detractors from results. Shares of FB, the world’s leading social media platform, declined following its Initial Public Offering (IPO). Factors that contributed to its decline included technical problems on the NASDAQ exchange, the lack of a first day trading surge due to an increase in the stock’s offering price and IPO share count, and press reports questioning the efficacy of FB advertising. We still see FB as a long term winner in online branding advertising, and believe the company will be uniquely positioned to capture branded advertising shares as advertisers take advantage of its high user engagement, significant membership base (900 million users) and social graphic data, so we continue to hold this security. Shares of Baidu, a Chinese web services company, declined as Chinese browser and free security company Qihoo 360 Technology announced plans to enter the search market. While Qihoo 360 Technology has taken some initial search share from Google and Baidu, we expect Qihoo 360 to face many obstacles, including Baidu’s tremendous sales distribution, superior add-bidding system and platform services; thus, we continue to hold Baidu. Netflix is a provider of subscription services for watching movies and TV shows through Internet-connected devices or on physical DVDs that are delivered through the postal system. Shares of Netflix fell

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UBS U.S. Allocation Fund

given negative customer reaction to the company’s separation of its physical DVD delivery service and online streaming service. We exited our position in late September 2011.

The largest stock contributors in the portfolio were The Sherwin-Williams Co. and Visa, Inc. Sherwin-Williams is a specialty chemicals company that manufactures and distributes architectural paints and industrial coatings. Its shares performed well as the company reported stronger-than-expected revenues and earnings. Additionally, US housing data continued to improve. Visa, the largest provider of debit processing to US card issuers, contributed to results. We believe the company will continue to enjoy a dominant share in US debit, and benefit from the long-term migration from cash and check to debit.

From a sector positioning perspective, an underweight to energy, an overweight to information technology and an underweight to materials were contributors to relative performance. Conversely, underweights to financials and consumer staples were detractors from relative results.

Q.	How did you manage the Fund’s fixed income exposure during the reporting period?
A.	The Fund’s fixed income exposure was positive for performance over the 12-month period. In particular, the portfolio benefited from overweight exposures to investment grade and high yield corporate bonds, as well as securitized sectors such as mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Each of these fixed income sectors delivered positive excess returns versus comparable duration Treasuries during the period. Within the broad fixed income allocation, relative sector positioning in the financials sector and in CMBS were strongly positive contributors to results, as was security selection in MBS. Detracting from results was relative sector allocation in the industrials sector. Elsewhere, duration and yield curve positioning did not meaningfully impact the Fund’s performance. Duration measures the price sensitivity of a portfolio to

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UBS U.S. Allocation Fund

interest rate change and the yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Certain derivative instruments, including interest rate futures, were used to facilitate specific duration and yield curve strategies. The results of these derivatives were positive for performance during the period. US Treasury futures, which were used to adjust the Fund’s duration positioning, did not significantly impact performance.

Q.	What is your outlook for the economy?
A.	We are taking a cautious approach in the portfolio and remain modestly conservative with respect to duration and equity exposure. While recent Fed actions have been supportive of an economic recovery, we believe that one must still consider the impact of the US fiscal cliff, the sustainability of US corporate margins and, more broadly, any ripple effect from global macro events, particularly out of the Eurozone. We currently view US equities as being slightly overvalued, and expect to see continued volatility given the global macro environment and the uncertainties associated with the November elections and the fiscal cliff.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

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UBS U.S. Allocation Fund

Sincerely,

Mark E. Carver	Curt Custard
President	Lead Portfolio Manager
UBS U.S. Allocation Fund	UBS U.S. Allocation Fund
Managing Director	Head of Asset Allocation
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2012. The views and opinions in the letter were current as of October 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

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UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class C shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Index over the 10 years ended August 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited)
Average annual total returns for periods ended 08/31/12

		1 year	5 years	10 years
	Class A1	11.42%	0.69%	5.70%
Before deducting maximum sales charge	Class C2	10.59	(0.07)	4.91
	Class Y3	11.74	1.03	6.06
After deducting maximum sales charge	Class A1	5.30	(0.44)	5.11
	Class C2	9.59	(0.07)	4.91
S&P 500 Index[4]		18.00	1.28	6.51
UBS U.S. Allocation Fund Index[5]		13.71	3.86	7.32
Lipper Flexible Portfolio Funds median		5.07	1.06	6.34

Most recent quarter-end returns (unaudited)
Average annual total returns for periods ended 09/30/12

		1 year	5 years	10 years
	Class A1	20.20%	0.72%	7.14%
Before deducting maximum sales charge	Class C2	19.30	(0.04)	6.34
	Class Y3	20.55	1.04	7.50
After deducting maximum sales charge	Class A1	13.61	(0.41)	6.54
	Class C2	18.30	(0.04)	6.34

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2011 prospectuses, were as follows: Class A—1.02% and 1.02%; Class C—1.77% and 1.77% and Class Y—0.73% and 0.73%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) have entered into a written agreement, separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Fund’s average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; and over $2 billion: 0.35%. Effective December 29, 2011, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the fund’s expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2012 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class Y.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited) (continued)

[1] Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
[2] Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

[3] The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

[4] The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[5] The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

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UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2012 to August 31, 2012.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value March 1, 2012	Ending account value August 31, 2012	Expenses paid during period[1] 03/01/12 – 08/31/12	Expense ratio during the period
UBS U.S. Allocation Fund
Class A Actual	$1,000.00	$1,010.70	$5.21	1.03%
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,019.96	5.23	1.03
Class C Actual	1,000.00	1,006.80	8.98	1.78
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,016.19	9.02	1.78
Class Y Actual	1,000.00	1,012.30	3.74	0.74
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,021.42	3.76	0.74

1 Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	08/31/12		02/29/12		08/31/11
Net assets (mm)	$262.3		$278.6		$274.3
Number of securities	637		557		523

Portfolio composition[1]	08/31/12		02/29/12		08/31/11
Stocks	55.8%		57.3%		71.7%
Bonds and notes	24.7		22.3		21.9
Investment company	4.2		3.8		4.0
Futures	0.2		0.0 [2]		0.0 [2]
Options and swaps	0.1		—		—
Cash equivalents and
other assets less liabilities	15.0		16.6		2.4
Total	100.0%		100.0%		100.0%

Top five equity sectors[1]	08/31/12		02/29/12		08/31/11
Information		Information		Information
technology	16.8%	technology	17.9%	technology	16.8%
Consumer		Consumer		Consumer
discretionary	10.7	discretionary	12.4	discretionary	13.8
Health care	6.8	Health care	6.2	Health care	8.4
Industrials	6.0	Energy	5.4	Industrials	7.2
				Consumer
Energy	5.2	Industrials	4.6	staples	6.5
Total	45.5%		46.5%		52.7%

[1] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (continued)

Top ten equity securities[1]	08/31/12		02/29/12		08/31/11
Apple, Inc.	4.2%	Apple, Inc.	3.8%	Apple, Inc.	3.9%
Amazon.com, Inc.	1.7	Visa, Inc., Class A	1.6	Amazon.com, Inc.	2.2
Visa, Inc., Class A	1.4	Amazon.com, Inc.	1.5	Visa, Inc., Class A	1.7
		Google, Inc.,
Ralph Lauren Corp.	1.2	Class A	1.3	QUALCOMM, Inc.	1.5
		Las Vegas
QUALCOMM, Inc.	1.2	Sands Corp.	1.2	Allergan, Inc.	1.3
				Google, Inc.,
NetApp, Inc.	1.1	Priceline.com, Inc.	1.1	Class A	1.3
		CVS Caremark		Las Vegas
Gilead Sciences, Inc.	1.1	Corp.	1.1	Sands Corp.	1.3
Google, Inc., Class A	1.1	NetApp, Inc.	1.1	McDonald’s Corp.	1.2
Allergan, Inc.	1.1	QUALCOMM, Inc.	1.1	EMC Corp.	1.1
UnitedHealth				Crown Castle
Group, Inc.	1.1	Allergan, Inc.	1.1	International Corp.	1.1
Total	15.2%		14.9%		16.6%

Long-term fixed income sector allocation[1]	08/31/12	02/29/12	08/31/11
Corporate bonds	11.1%	7.0%	5.7%
Mortgage & agency debt securities	6.5	7.0	7.2
US government obligations	5.1	7.1	7.9
Commercial mortgage-backed securities	1.2	1.0	0.9
Collateralized mortgage obligations	0.6	0.1	0.1
Municipal bonds and notes	0.1	—	—
Non-US government obligation	0.1	0.0 [2]	0.0 [2]
Total	24.7%	22.2%	21.8%

[1] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Top ten fixed income securities[1]	08/31/12		02/29/12		08/31/11
US Treasury Notes,		US Treasury Notes,		US Treasury Notes,
0.250%,		0.125%,		0.375%,
due 05/31/14	3.3%	due 12/31/13	2.8%	due 06/30/13	2.5%
US Treasury Bonds,		US Treasury Notes,		US Treasury Bonds,
3.000%,		0.250%,		2.125%,
due 05/15/42	0.6	due 11/30/13	1.6	due 08/15/21	1.9
US Treasury Notes,		US Treasury Notes,		US Treasury Notes,
0.500%,		0.875%,		1.500%,
due 07/31/17	0.6	due 01/31/17	0.9	due 06/30/16	1.3
		FHLMC Certificates,		FNMA Certificates,
FHLMC Certificates,		1.000%,		1.625%,
3.000%, TBA	0.5	due 03/08/17	0.7	due 10/26/15	1.1
FNMA Certificates,				US Treasury Bonds,
4.500%,		FNMA Certificates,		4.375%,
due 09/01/37	0.5	4.500%, TBA	0.7	due 05/15/41	0.9
FHLMC Certificates,		US Treasury Notes,		US Treasury Notes,
5.500%,		2.000%,		0.375%,
due 05/01/37	0.4	due 02/15/22	0.6	due 07/31/13	0.8
				FHLMC Certificates,
FNMA Certificates,		FNMA Certificates,		5.500%,
3.500%, TBA	0.4	4.000%, TBA	0.5	due 05/01/37	0.5
GNMA Certificates II,		FHLMC Certificates,
3.500%,		5.500%,		FNMA Certificates,
due 08/20/42	0.4	due 05/01/37	0.4	5.500%, TBA	0.5
		US Treasury Notes,
FNMA Certificates,		2.000%,		FNMA Certificates,
4.000%, TBA	0.3	due 11/15/21	0.4	5.000%, TBA	0.5
GNMA Certificates II,		FHLMC Certificates,		FNMA Certificates,
6.000%,		0.500%,		0.875%,
due 02/20/34	0.3	due 04/17/15	0.4	due 08/28/14	0.4
Total	7.3%		9.0%		10.4%

1 Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

19

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—55.82%
Aerospace & defense—2.02%
BE Aerospace, Inc.*	1,800	$72,468
Esterline Technologies Corp.*	1,000	59,800
General Dynamics Corp.	24,600	1,611,546
LMI Aerospace, Inc.*	2,600	50,622
The Boeing Co.	17,500	1,249,500
United Technologies Corp.	28,200	2,251,770
		5,295,706
Air freight & logistics—0.02%
Hub Group, Inc., Class A*	1,800	54,180
Airlines—0.12%
Spirit Airlines, Inc.*	16,000	312,800
Auto components—0.04%
Tenneco, Inc.*	3,400	103,258
Beverages—0.39%
Monster Beverage Corp.*	16,600	978,238
National Beverage Corp.*	3,300	49,104
		1,027,342
Biotechnology—2.42%
Acorda Therapeutics, Inc.*	17,400	397,590
Aegerion Pharmaceuticals, Inc.*	8,800	122,496
Alexion Pharmaceuticals, Inc.*	1,700	182,257
Alnylam Pharmaceuticals, Inc.*	14,000	256,060
Biogen Idec, Inc.*	11,400	1,671,126
Cubist Pharmaceuticals, Inc.*	10,900	503,580
Gilead Sciences, Inc.*	50,400	2,907,576
Ligand Pharmaceuticals, Inc., Class B*	17,300	299,117
		6,339,802
Building products—0.03%
A.O. Smith Corp.	1,600	87,536

20

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Capital markets—0.70%
Evercore Partners, Inc., Class A	3,200	$79,040
Golub Capital BDC, Inc.	5,000	77,550
Invesco Ltd.	20,200	478,336
Morgan Stanley	74,200	1,113,000
PennantPark Investment Corp.	8,800	95,568
		1,843,494
Chemicals—1.04%
Celanese Corp., Series A	8,800	336,688
Cytec Industries, Inc.	1,200	82,164
H.B. Fuller Co.	1,600	48,656
The Dow Chemical Co.	19,300	565,683
The Mosaic Co.	7,300	422,743
The Sherwin-Williams Co.	8,800	1,259,104
		2,715,038
Commercial banks—0.77%
Banner Corp.	2,300	55,614
BBCN Bancorp, Inc.*	12,131	151,880
City National Corp.	1,300	66,755
East West Bancorp, Inc.	4,300	94,342
Prosperity Bancshares, Inc.	1,700	71,570
U.S. Bancorp	15,900	531,219
Wells Fargo & Co.	30,700	1,044,721
		2,016,101
Commercial services & supplies—0.04%
Innerworkings, Inc.*	6,600	79,530
Performant Financial Corp.*	2,300	24,955
		104,485
Communications equipment—1.59%
Aruba Networks, Inc.*	3,000	58,950
Finisar Corp.*	4,500	61,830
Juniper Networks, Inc.*	27,900	486,576

21

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Communications equipment—(concluded)
NETGEAR, Inc.*	2,200	$80,454
Nortel Networks Corp.*	25,433	216
QUALCOMM, Inc.	49,800	3,060,708
Riverbed Technology, Inc.*	21,600	431,784
		4,180,518
Computers & peripherals—5.47%
Apple, Inc.	16,600	11,042,984
NetApp, Inc.*	85,400	2,948,008
SanDisk Corp.*	8,800	362,736
		14,353,728
Construction & engineering—0.02%
MasTec, Inc.*	2,500	45,600
Diversified consumer services—0.07%
Coinstar, Inc.*,1	1,600	81,792
Regis Corp.	5,500	99,055
		180,847
Diversified financial services—1.13%
Citigroup, Inc.	43,047	1,278,926
CME Group, Inc.	11,000	603,900
JPMorgan Chase & Co.	29,000	1,077,060
		2,959,886
Electric utilities—0.37%
Edison International	10,700	468,553
NextEra Energy, Inc.	6,400	430,784
UNS Energy Corp.	1,800	72,108
		971,445
Electrical equipment—0.33%
Regal-Beloit Corp.	1,100	74,866
Roper Industries, Inc.	7,700	791,483
		866,349

22

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—0.04%
Audience, Inc.*	3,100	$56,017
Rofin-Sinar Technologies, Inc.*	2,400	52,152
		108,169
Energy equipment & services—2.80%
Baker Hughes, Inc.	28,200	1,285,920
C&J Energy Services, Inc.*,1	2,200	44,286
Dawson Geophysical Co.*	2,100	44,667
FMC Technologies, Inc.*	52,100	2,440,364
Halliburton Co.	20,000	655,200
McDermott International, Inc.*	57,800	643,892
Noble Corp.*	25,900	987,826
Schlumberger Ltd.	17,000	1,230,460
		7,332,615
Food & staples retailing—0.92%
CVS Caremark Corp.	52,700	2,400,485
Food products—0.56%
Bunge Ltd.	6,300	400,995
Kraft Foods, Inc., Class A	25,600	1,063,168
		1,464,163
Health care equipment & supplies—0.69%
AtriCure, Inc.*	7,300	50,954
Baxter International, Inc.	10,700	627,876
CONMED Corp.	2,200	59,444
Greatbatch, Inc.*	6,200	143,530
Hill-Rom Holdings, Inc.	2,700	74,871
ICU Medical, Inc.*	1,200	66,600
Integra LifeSciences Holdings Corp.*	1,700	66,878
Medtronic, Inc.	13,500	548,910
STERIS Corp.	2,500	85,600
The Cooper Cos., Inc.	1,100	92,235
		1,816,898

23

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Health care providers & services—1.58%
Centene Corp.*	11,700	$475,137
HCA Holdings, Inc.	14,200	405,410
Patterson Cos., Inc.	1,700	57,749
PSS World Medical, Inc.*	4,800	103,632
UnitedHealth Group, Inc.	50,600	2,747,580
WellPoint, Inc.	5,900	353,233
		4,142,741
Hotels, restaurants & leisure—1.21%
Caribou Coffee Co., Inc.*	6,800	86,972
Las Vegas Sands Corp.	53,800	2,280,582
Starbucks Corp.	12,500	620,125
Vail Resorts, Inc.	2,500	128,875
WMS Industries, Inc.*	3,400	54,162
		3,170,716
Household products—0.50%
Central Garden and Pet Co., Class A*	6,600	77,880
Colgate-Palmolive Co.	11,500	1,222,565
		1,300,445
Industrial conglomerates—0.76%
Danaher Corp.	37,400	2,003,518
Insurance—0.40%
Lincoln National Corp.	20,700	480,654
MetLife, Inc.	13,700	467,581
Validus Holdings Ltd.	2,800	93,828
		1,042,063
Internet & catalog retail—2.52%
Amazon.com, Inc.*	17,500	4,344,025
Kayak Software Corp.*,1	1,500	40,950
Priceline.com, Inc.*	3,700	2,236,909
		6,621,884

24

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Internet software & services—2.78%
Baidu, Inc., ADR*	18,800	$2,095,072
Bazaarvoice, Inc.*,1	1,000	14,840
Demandware, Inc.*,1	800	20,800
ExactTarget, Inc.*,1	900	19,053
Facebook, Inc., Class A*,1	41,700	753,936
Google, Inc., Class A*	4,200	2,877,378
MercadoLibre, Inc.	9,300	740,094
ValueClick, Inc.*	4,100	66,666
VeriSign, Inc.*	14,900	710,432
		7,298,271
IT services—3.02%
Fidelity National Information Services, Inc.	20,200	636,300
MasterCard, Inc., Class A	3,900	1,649,310
ServiceSource International, Inc.*	59,800	553,748
Teradata Corp.*	17,400	1,329,012
Visa, Inc., Class A	29,300	3,757,725
		7,926,095
Life sciences tools & services—0.93%
Agilent Technologies, Inc.	48,800	1,813,408
Bio-Rad Laboratories, Inc., Class A*	4,500	451,710
Bruker Corp.*	15,300	185,283
		2,450,401
Machinery—1.23%
CIRCOR International, Inc.	1,500	47,775
Cummins, Inc.	12,800	1,243,008
Illinois Tool Works, Inc.	30,900	1,832,061
Kaydon Corp.	1,900	42,256
Nordson Corp.	1,100	64,691
		3,229,791

25

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Media—2.31%
Cinemark Holdings, Inc.	5,400	$126,468
Comcast Corp., Class A	63,200	2,119,096
DIRECTV*	30,400	1,583,536
Discovery Communications, Inc., Class A*	15,200	833,568
ReachLocal, Inc.*	3,700	46,509
Time Warner, Inc.	17,700	735,435
Valassis Communications, Inc.*,1	1,300	32,591
Viacom, Inc., Class B	11,500	575,115
		6,052,318
Metals & mining—0.18%
Compass Minerals International, Inc.	1,100	79,002
Steel Dynamics, Inc.	31,400	383,708
		462,710
Multi-utilities—0.21%
PG&E Corp.	12,800	555,648
Multiline retail—0.92%
Dollar General Corp.*	33,200	1,695,524
Macy’s, Inc.	18,100	729,611
		2,425,135
Oil, gas & consumable fuels—2.73%
Berry Petroleum Co., Class A	1,600	58,944
Cabot Oil & Gas Corp.	33,300	1,378,953
Concho Resources, Inc.*	23,300	2,090,942
EOG Resources, Inc.	12,500	1,353,750
EQT Corp.	13,900	750,044
Hess Corp.	14,700	742,791
Kodiak Oil & Gas Corp.*	7,600	67,944
Peabody Energy Corp.	12,100	261,723
Ultra Petroleum Corp.*,1	22,200	456,432
		7,161,523

26

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Paper & forest products—0.17%
International Paper Co.	12,900	$445,824
Personal products—0.96%
The Estee Lauder Cos., Inc., Class A	42,100	2,523,895
Pharmaceuticals—1.87%
Allergan, Inc.	33,400	2,876,742
Hospira, Inc.*	16,000	537,280
Merck & Co., Inc.	18,209	783,898
Teva Pharmaceutical Industries Ltd., ADR	18,100	716,398
		4,914,318
Real estate investment trusts—0.43%
American Capital Agency Corp.	16,600	578,344
Campus Crest Communities, Inc.	10,300	111,240
CYS Investments, Inc.[1]	4,300	61,834
Hudson Pacific Properties, Inc.	4,900	86,926
LaSalle Hotel Properties	3,500	95,375
Mack-Cali Realty Corp.	3,800	101,460
Summit Hotel Properties, Inc.	10,200	86,904
		1,122,083
Road & rail—1.36%
Hertz Global Holdings, Inc.*	64,100	908,938
Knight Transportation, Inc.	3,000	42,900
Norfolk Southern Corp.	8,400	608,664
Ryder System, Inc.	6,300	252,063
Union Pacific Corp.	14,400	1,748,736
		3,561,301
Semiconductors & semiconductor equipment—0.86%
Atmel Corp.*	76,800	455,424
Avago Technologies Ltd.	12,800	468,096
Freescale Semiconductor Ltd.*,1	18,000	180,180
Intersil Corp., Class A	33,900	299,337

27

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
Micron Technology, Inc.*	53,400	$331,614
ON Semiconductor Corp.*	3,400	21,182
Skyworks Solutions, Inc.*	16,600	505,636
		2,261,469
Software—2.39%
Adobe Systems, Inc.*	37,000	1,156,990
Cadence Design Systems, Inc.*	6,200	81,840
Eloqua, Inc.*	2,400	33,576
Exa Corp.*	5,900	61,596
Guidewire Software, Inc.*,1	2,000	57,100
Infoblox, Inc.*,1	1,300	28,327
NICE Systems Ltd., ADR*	1,500	46,920
Proofpoint, Inc.*,1	1,800	23,364
RealPage, Inc.*,1	1,800	45,918
Salesforce.com, Inc.*	11,900	1,727,642
ServiceNow, Inc.*,1	500	15,550
Solera Holdings, Inc.	1,100	45,243
Splunk, Inc.*	8,000	275,200
SS&C Technologies Holdings, Inc.*	3,700	82,066
Symantec Corp.*	62,400	1,112,592
Tangoe, Inc.*	3,700	59,940
VMware, Inc., Class A*	15,800	1,406,832
		6,260,696
Specialty retail—0.37%
The Home Depot, Inc.	17,200	976,100
Textiles, apparel & luxury goods—2.78%
Coach, Inc.	16,000	930,080
Iconix Brand Group, Inc.*	4,700	87,890
Lululemon Athletica, Inc.*,1	19,900	1,297,281
Movado Group, Inc.	2,100	73,836

28

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods—(concluded)
Nike, Inc., Class B	18,200	$1,771,952
Ralph Lauren Corp.	19,700	3,125,405
		7,286,444
Thrifts & mortgage finance—0.05%
Brookline Bancorp, Inc.	8,900	75,561
EverBank Financial Corp.	4,400	52,228
		127,789
Tobacco—0.60%
Philip Morris International, Inc.	17,700	1,580,610
Trading companies & distributors—0.06%
United Rentals, Inc.*	2,200	71,082
Watsco, Inc.	1,200	90,552
		161,634
Wireless telecommunication services—1.06%
Crown Castle International Corp.*	17,000	1,078,820
MetroPCS Communications, Inc.*	131,800	1,282,414
NII Holdings, Inc.*,1	68,200	425,568
		2,786,802
Total common stocks (cost—$134,046,305)		146,432,669
Preferred stock—0.00%
Consumer finance—0.00%
Ally Financial, Inc.[2,4] (cost—$98)	5	4,553
Investment company—4.23%
UBS Credit Bond Relationship Fund*,3 (cost—$9,046,919)	671,919	11,086,530

29

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face
	amount	Value
US government obligations—5.07%
US Treasury Bonds
3.000%, due 05/15/42	$1,560,000	$1,666,032
3.125%, due 11/15/41	270,000	295,903
US Treasury Notes
0.250%, due 05/31/14	8,550,000	8,553,676
0.500%, due 07/31/17	1,640,000	1,633,209
0.750%, due 06/30/17	360,000	363,009
1.750%, due 05/15/22	605,000	617,289
1.875%, due 06/30/15	160,000	167,150
Total US government obligations (cost—$13,179,673)		13,296,268
Mortgage & agency debt securities—6.54%
Federal Home Loan Mortgage Corporation Certificates,**
0.500%, due 04/17/15	630,000	632,379
1.000%, due 09/29/17	250,000	252,428
4.000%, due 01/01/41	119,814	128,280
5.000%, due 03/01/38	202,122	219,700
5.000%, due 11/01/38	23,053	25,003
5.000%, due 12/01/38	129,869	140,859
5.500%, due 05/01/37	992,703	1,114,664
5.500%, due 08/01/40	82,820	91,029
6.000%, due 10/01/36	151,295	167,850
6.500%, due 08/01/28	236,021	278,854
3.000%, TBA	1,300,000	1,347,875
3.500%, TBA	625,000	661,231
Federal National Mortgage Association Certificates,**
3.000%, due 03/01/27	193,673	205,544
4.000%, due 12/01/39	374,647	401,807
4.000%, due 01/01/41	457,098	490,636
4.000%, due 02/01/41	175,451	188,379
4.000%, due 09/01/41	428,121	459,667
4.500%, due 09/01/37	1,168,436	1,270,062
4.500%, due 07/01/41	387,244	420,986
4.500%, due 09/01/41	382,316	415,628

30

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face
	amount	Value
Mortgage & agency debt securities—(concluded)
Federal National Mortgage Association Certificates,** (concluded)
5.000%, due 10/01/39	$70,839	$77,365
5.000%, due 05/01/40	88,599	97,205
5.000%, due 09/01/41	405,184	445,047
5.500%, due 08/01/39	336,651	371,079
6.000%, due 06/01/33	6,771	7,630
6.000%, due 08/01/37	186,237	208,148
7.000%, due 08/01/32	443,374	521,066
7.500%, due 02/01/33	8,417	10,223
3.500%, TBA	975,000	1,033,652
4.000%, TBA	850,000	911,227
Government National Mortgage Association Certificates I,
6.500%, due 10/15/28	4,465	5,225
4.500%, TBA	750,000	823,594
Government National Mortgage Association Certificates II,
3.500%, due 12/20/26	600,903	646,491
3.500%, due 08/20/42	925,000	1,004,929
4.000%, due 07/20/26	342,090	368,445
5.000%, due 10/20/40	238,555	265,675
6.000%, due 11/20/28	2,136	2,421
6.000%, due 02/20/29	5,030	5,706
6.000%, due 02/20/34	774,070	873,422
4.000%, TBA	525,000	576,106
Total mortgage & agency debt securities (cost—$16,635,330)		17,167,517
Collateralized mortgage obligations—0.58%
Arkle Master Issuer PLC,
Series 2012-1A, Class 2A1,
2.135%, due 05/17/60[4,5]	255,000	261,472
First Horizon Mortgage Pass-Through Trust,
Series 2004-FL1, Class 1A1,
0.506%, due 02/25/35[5]	145,814	135,382
Fosse Master Issuer PLC,
Series 2011-1A, Class A2,
1.855%, due 10/18/54[4,5]	237,091	240,315

31

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face
	amount	Value
Collateralized mortgage obligations—(concluded)
Fosse Master Issuer PLC, (concluded)
Series 2012-1A, Class 2A2
1.855%, due 10/18/54[4,5]	$225,000	$228,573
Holmes Master Issuer PLC,
Series 2010-1A, Class A2,
1.855%, due 10/15/54[4,5]	120,000	121,131
Series 2012-1A, Class A2,
2.105%, due 10/15/54[4,5]	375,000	382,954
Silverstone Master Issuer,
Series 2012-1A, Class 1A,
2.003%, due 01/21/55[4,5]	150,000	153,324
Total collateralized mortgage obligations (cost—$1,513,338)		1,523,151
Commercial mortgage-backed securities—1.24%
Banc of America Commercial Mortgage, Inc.,
Series 2007-4, Class AM
5.987%, due 02/10/51[5]	250,000	258,327
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B,
6.204%, due 12/10/49[5]	225,000	262,738
FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[4]	250,035	261,783
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	350,000	399,846
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	200,000	226,383
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD11, Class A4,
6.003%, due 06/15/49[5]	425,000	483,502
Series 2007-LD12, Class A4
5.882%, due 02/15/51[5]	425,000	496,975
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.983%, due 08/12/45[4,5]	385,000	406,118

32

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face
	amount	Value
Commercial mortgage-backed securities—(concluded)
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4,
6.097%, due 02/15/51[5]	$225,000	$261,863
Series 2007-C34, Class AM,
5.818%, due 05/15/46[5]	175,000	189,456
Total commercial mortgage-backed securities
(cost—$3,180,758)		3,246,991
Corporate bonds—11.13%
Aerospace & defense—0.02%
BE Aerospace, Inc.
6.875%, due 10/01/20	50,000	55,313
Airlines—0.06%
AMGH Merger Sub, Inc.
9.250%, due 11/01/18[4]	25,000	27,063
Delta Air Lines 2007-1, Class A Pass-Through Trust
6.821%, due 08/10/22	81,615	89,164
Delta Air Lines, Inc.
12.250%, due 03/15/15[4,6]	30,000	32,625
		148,852
Automobile OEM—0.10%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[1]	80,000	84,400
Ford Motor Co.
7.450%, due 07/16/31[1]	150,000	185,250
		269,650
Automotive parts—0.09%
Daimler Finance North America LLC
8.500%, due 01/18/31	65,000	102,023
Meritor, Inc.
10.625%, due 03/15/18[1]	30,000	31,088
Tenneco, Inc.
7.750%, due 08/15/18	100,000	109,000
		242,111

33

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face
	amount	Value
Corporate bonds—(continued)
Banking-non-US—0.29%
Eksportfinans ASA
3.000%, due 11/17/14	$45,000	$43,988
HSBC Holdings PLC
4.000%, due 03/30/22	250,000	268,028
Lloyds TSB Bank PLC
5.800%, due 01/13/20[4]	171,000	189,947
NB Capital Trust II
7.830%, due 12/15/26	25,000	25,063
RBS Capital Trust II
6.425%, due 01/03/34[5,7]	100,000	78,500
Westpac Banking Corp.
2.000%, due 08/14/17	150,000	151,581
		757,107
Banking-US—1.24%
Bank of America Corp.
5.625%, due 07/01/20	85,000	94,239
5.650%, due 05/01/18	70,000	78,202
5.700%, due 01/24/22	120,000	135,703
Capital One Financial Corp.
2.150%, due 03/23/15	75,000	76,814
CIT Group, Inc.
4.750%, due 02/15/15[4]	435,000	452,400
5.500%, due 02/15/19[4]	80,000	83,400
Citigroup, Inc.
4.450%, due 01/10/17	120,000	129,286
4.500%, due 01/14/22	40,000	42,276
5.375%, due 08/09/20	40,000	44,734
6.125%, due 05/15/18	170,000	197,154
8.500%, due 05/22/19	70,000	89,551
JPMorgan Chase & Co.
3.150%, due 07/05/16	190,000	201,145
5.400%, due 01/06/42	95,000	113,447
Morgan Stanley
5.500%, due 07/24/20	230,000	236,468

34

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Morgan Stanley MTN
6.000%, due 04/28/15	$210,000	$223,725
Regions Financial Corp.
5.750%, due 06/15/15	50,000	53,125
7.750%, due 11/10/14	75,000	83,077
The Goldman Sachs Group, Inc.
3.300%, due 05/03/15	30,000	30,970
5.750%, due 01/24/22	160,000	176,554
6.150%, due 04/01/18	175,000	198,979
U.S. Bancorp MTN
2.950%, due 07/15/22	85,000	85,634
Washington Mutual, Inc.
5.500%, due 01/15/13[8,9]	585,000	59
Wells Fargo Bank N.A.
5.950%, due 08/26/36	310,000	393,286
Zions Bancorp.
5.500%, due 11/16/15	30,000	30,643
		3,250,871
Beverage/bottling—0.04%
Constellation Brands, Inc.
7.250%, due 05/15/17	40,000	46,050
8.375%, due 12/15/14	60,000	68,250
		114,300
Building materials—0.09%
Hanson Ltd.
6.125%, due 08/15/16	40,000	43,550
Owens Corning, Inc.
6.500%, due 12/01/16	120,000	133,871
Vulcan Materials Co.
7.500%, due 06/15/21	50,000	55,625
		233,046

35

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Business services/office equipment—0.04%
West Corp.
7.875%, due 01/15/19	$45,000	$44,550
11.000%, due 10/15/16[1]	50,000	52,125
		96,675
Cable—0.06%
Comcast Corp.
6.300%, due 11/15/17	60,000	73,872
6.950%, due 08/15/37	60,000	81,486
		155,358
Chemicals—0.34%
Ashland, Inc.
9.125%, due 06/01/17	40,000	44,500
Celanese US Holdings LLC
5.875%, due 06/15/21	145,000	160,225
6.625%, due 10/15/18	25,000	27,563
CF Industries, Inc.
7.125%, due 05/01/20	145,000	179,981
Georgia Gulf Corp.
9.000%, due 01/15/17[4]	40,000	44,800
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, due 02/01/18	125,000	125,937
Ineos Group Holdings PLC
8.500%, due 02/15/16[1,4]	15,000	14,138
LyondellBasell Industries NV
6.000%, due 11/15/21	250,000	285,000
Momentive Performance Materials, Inc.
9.000%, due 01/15/21[1]	25,000	18,250
		900,394
Coal—0.01%
Arch Coal, Inc.
8.750%, due 08/01/16[1]	25,000	25,000
Commercial services—0.01%
DynCorp International, Inc.
10.375%, due 07/01/17	20,000	16,900

36

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Commercial services—(concluded)
Interactive Data Corp.
10.250%, due 08/01/18	$5,000	$5,638
		22,538
Consumer products—0.09%
Mead Products LLC/ACCO Brands Corp.
6.750%, due 04/30/20[4]	15,000	15,862
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/
Reynolds Group Issuer (Luxembourg) S.A.
7.750%, due 10/15/16[6]	100,000	104,500
7.875%, due 08/15/19	100,000	111,250
		231,612
Consumer products-non durables—0.04%
Toys R US Property Co. II LLC
8.500%, due 12/01/17	35,000	37,887
Tupperware Brands Corp.
4.750%, due 06/01/21	60,000	63,233
		101,120
Consumer services—0.04%
Avis Budget Car Rental/Avis Budget Finance, Inc.
9.625%, due 03/15/18	20,000	22,200
Dell, Inc.
5.400%, due 09/10/40	70,000	75,785
		97,985
Distribution/wholesale—0.04%
McJunkin Red Man Corp.
9.500%, due 12/15/16	100,000	109,000
Diversified financial services—0.01%
Capital One Capital III
7.686%, due 08/15/36	35,000	35,350
Diversified manufacturing—0.11%
Bombardier, Inc.
7.500%, due 03/15/18[4]	20,000	22,250
7.750%, due 03/15/20[4]	125,000	140,625
Coleman Cable, Inc.
9.000%, due 02/15/18	25,000	26,500

37

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Diversified manufacturing—(concluded)
SPX Corp.
7.625%, due 12/15/14	$65,000	$71,987
The Goodyear Tire & Rubber Co.
7.000%, due 05/15/22[1]	20,000	20,800
		282,162
Electric-generation—0.30%
Calpine Construction Finance/CCFC Finance Corp.
8.000%, due 06/01/16[4]	50,000	54,063
Calpine Corp.
7.875%, due 07/31/20[4]	125,000	140,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
10.000%, due 12/01/20	60,000	67,350
GenOn Energy, Inc.
9.500%, due 10/15/18	100,000	110,250
NRG Energy, Inc.
7.625%, due 05/15/19	50,000	52,250
8.250%, due 09/01/20	75,000	80,812
8.500%, due 06/15/19	80,000	85,600
The AES Corp.
8.000%, due 06/01/20	175,000	203,875
		794,825
Electric-integrated—0.24%
Appalachian Power Co.
4.600%, due 03/30/21	130,000	148,434
DPL, Inc.
7.250%, due 10/15/21[4]	60,000	68,400
E.ON International Finance BV
5.800%, due 04/30/18[4]	80,000	96,200
MidAmerican Energy Holdings Co.
5.950%, due 05/15/37	100,000	129,345
Oncor Electric Delivery Co. LLC
6.800%, due 09/01/18	80,000	97,840
Southern California Edison Co.
4.050%, due 03/15/42	25,000	27,193

38

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
11.500%, due 10/01/20[4]	$75,000	$60,375
		627,787
Electronics—0.08%
Freescale Semiconductor, Inc.
9.250%, due 04/15/18[4]	25,000	27,063
10.750%, due 08/01/20	60,000	64,200
KEMET Corp.
10.500%, due 05/01/18	25,000	25,031
Sanmina-SCI Corp.
7.000%, due 05/15/19[1,4]	90,000	90,450
		206,744
Energy-exploration & production—0.53%
Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.625%, due 10/15/18	100,000	100,500
Apache Corp.
5.250%, due 02/01/42	90,000	110,835
Berry Petroleum Co.
6.750%, due 11/01/20	50,000	53,500
Connacher Oil and Gas Ltd.
8.500%, due 08/01/19[4]	50,000	40,000
Denbury Resources, Inc.
8.250%, due 02/15/20	25,000	28,375
9.750%, due 03/01/16	75,000	81,375
Forest Oil Corp.
7.250%, due 06/15/19[1]	75,000	73,125
8.500%, due 02/15/14	30,000	31,800
Helix Energy Solutions
9.500%, due 01/15/16[4]	58,000	60,610
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[4]	25,000	27,500
8.000%, due 02/15/20[4]	20,000	22,150
Linn Energy LLC/Linn Energy Finance Corp.
7.750%, due 02/01/21	50,000	52,125
8.625%, due 04/15/20	175,000	189,000

39

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Quicksilver Resources, Inc.
7.125%, due 04/01/16[1]	$50,000	$40,500
11.750%, due 01/01/16	30,000	29,400
Range Resources Corp.
5.750%, due 06/01/21	25,000	26,594
7.250%, due 05/01/18	25,000	26,500
8.000%, due 05/15/19	175,000	193,375
Samson Investment Co.
9.750%, due 02/15/20[4]	70,000	72,100
SandRidge Energy, Inc.
8.750%, due 01/15/20	45,000	47,925
9.875%, due 05/15/16	45,000	49,387
Swift Energy Co.
7.875%, due 03/01/22	25,000	26,000
		1,382,676
Energy-independent—0.34%
Anadarko Petroleum Corp.
5.950%, due 09/15/16	110,000	127,202
6.450%, due 09/15/36	85,000	104,911
Chesapeake Energy Corp.
9.500%, due 02/15/15[1]	70,000	76,825
Comstock Resources, Inc.
8.375%, due 10/15/17	5,000	5,100
Encore Acquisition Co.
9.500%, due 05/01/16	30,000	32,700
Key Energy Services, Inc.
6.750%, due 03/01/21	75,000	76,312
Marathon Oil Corp.
6.600%, due 10/01/37	35,000	46,190
Newfield Exploration Co.
5.750%, due 01/30/22	75,000	82,125
Petrohawk Energy Corp.
7.250%, due 08/15/18	240,000	273,963

40

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Energy-independent—(concluded)
Whiting Petroleum Corp.
6.500%, due 10/01/18	$50,000	$53,812
		879,140
Energy-integrated—0.06%
ConocoPhillips
6.500%, due 02/01/39	55,000	79,293
Petro-Canada
6.800%, due 05/15/38	50,000	67,716
		147,009
Energy-oilfield services—0.08%
Cie Generale de Geophysique-Veritas
7.750%, due 05/15/17	35,000	36,575
PetroBakken Energy Ltd.
8.625%, due 02/01/20[4]	100,000	102,250
Transocean, Inc.
6.800%, due 03/15/38	50,000	62,248
		201,073
Energy-refining & marketing—0.08%
Tesoro Corp.
9.750%, due 06/01/19	55,000	63,388
Valero Energy Corp.
6.625%, due 06/15/37	115,000	138,818
		202,206
Entertainment—0.14%
WMG Acquisition Corp.
9.500%, due 06/15/16	325,000	355,875
Environmental—0.01%
Casella Waste Systems, Inc.
11.000%, due 07/15/14	25,000	26,500
Finance-captive automotive—0.01%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.750%, due 05/20/20	35,000	37,275

41

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Finance-diversified—0.21%
Merrill Lynch & Co., Inc.
5.000%, due 01/15/15	$175,000	$184,570
Wells Fargo & Co. MTN
2.100%, due 05/08/17	360,000	371,753
		556,323
Finance-noncaptive diversified—0.27%
Ally Financial, Inc.
5.500%, due 02/15/17	50,000	52,005
6.750%, due 12/01/14	100,000	107,750
8.000%, due 03/15/20	75,000	87,750
8.300%, due 02/12/15	200,000	222,000
E*Trade Financial Corp.
12.500%, due 11/30/17	75,000	85,594
General Electric Capital Corp.
6.750%, due 03/15/32	120,000	155,813
		710,912
Finance-other—0.32%
Caterpillar Financial Services Corp.
2.850%, due 06/01/22	105,000	109,431
Ford Motor Credit Co. LLC
12.000%, due 05/15/15	135,000	168,075
FTI Consulting, Inc.
6.750%, due 10/01/20	25,000	26,688
General Electric Capital Corp. MTN
4.650%, due 10/17/21	100,000	114,166
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18[4]	50,000	53,250
8.000%, due 01/15/18	25,000	26,625
International Lease Finance Corp.
7.125%, due 09/01/18[4]	100,000	115,000
8.625%, due 09/15/15[6]	105,000	117,731
SquareTwo Financial Corp.
11.625%, due 04/01/17[1]	75,000	65,250

42

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Finance-other—(concluded)
UR Merger Sub Corp.
5.750%, due 07/15/18[4]	$50,000	$52,875
		849,091
Food—0.08%
Kraft Foods Group, Inc.
5.000%, due 06/04/42[4]	100,000	113,750
Michael Foods, Inc.
9.750%, due 07/15/18	50,000	55,250
Viskase Cos., Inc.
9.875%, due 01/15/18[4]	40,000	41,800
		210,800
Food-wholesale—0.04%
ARAMARK Corp.
8.500%, due 02/01/15	85,000	87,126
US Foodservice
8.500%, due 06/30/19[1,4]	25,000	25,562
		112,688
Food/beverage—0.06%
Anheuser-Busch InBev Worldwide, Inc.
2.500%, due 07/15/22	65,000	66,013
8.200%, due 01/15/39	60,000	100,433
		166,446
Gaming—0.36%
Boyd Gaming Corp.
9.125%, due 12/01/18[1]	85,000	88,081
Caesars Entertainment Operating Co., Inc.
5.625%, due 06/01/15	140,000	116,200
10.000%, due 12/15/15	85,000	72,887
10.000%, due 12/15/18	100,000	63,000
11.250%, due 06/01/17	55,000	59,263
CityCenter Holdings LLC/CityCenter Finance Corp.
10.750%, due 01/15/17[1]	52,874	56,046
Marina District Finance Co., Inc.
9.500%, due 10/15/15[1]	35,000	34,650

43

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Gaming—(concluded)
MGM Resorts International
10.000%, due 11/01/16[1]	$220,000	$245,025
11.125%, due 11/15/17	35,000	38,938
Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15[4]	75,000	61,313
Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15[4]	40,000	35,800
Yonkers Racing Corp.
11.375%, due 07/15/16[4]	80,000	84,800
		956,003
Gas distributors—0.08%
Ferrellgas Partners LP
8.625%, due 06/15/20	26,000	25,350
9.125%, due 10/01/17	20,000	21,450
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC
8.875%, due 03/15/18	45,000	45,900
Sempra Energy
9.800%, due 02/15/19	90,000	126,817
		219,517
Gas pipelines—0.38%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
8.750%, due 06/15/18	25,000	26,813
Crosstex Energy LP/Crosstex Energy Finance Corp.
8.875%, due 02/15/18	80,000	85,400
El Paso Pipeline Partners Operating Co. LLC
5.000%, due 10/01/21	85,000	92,837
Energy Transfer Partners LP
5.200%, due 02/01/22	125,000	137,591
7.500%, due 07/01/38	75,000	89,475
9.000%, due 04/15/19	140,000	177,381
Kinder Morgan Energy Partners LP
3.950%, due 09/01/22	85,000	90,211
6.500%, due 09/01/39	55,000	65,971

44

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Gas pipelines—(concluded)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
6.750%, due 11/01/20	$55,000	$59,263
Sonat, Inc.
7.000%, due 02/01/18	150,000	162,669
		987,611
Health care—0.41%
Capella Healthcare, Inc.
9.250%, due 07/01/17	10,000	10,613
Carriage Services, Inc.
7.875%, due 01/15/15	20,000	20,263
CHS/Community Health Systems, Inc.
5.125%, due 08/15/18	100,000	103,125
7.125%, due 07/15/20	175,000	183,312
8.000%, due 11/15/19	25,000	27,000
CVS Caremark Corp.
6.125%, due 09/15/39	60,000	79,179
ExamWorks Group, Inc.
9.000%, due 07/15/19	70,000	72,625
Fresenius Medical Care US Finance II, Inc.
5.625%, due 07/31/19[4]	50,000	53,437
HCA, Inc.
5.875%, due 03/15/22	25,000	26,594
7.500%, due 02/15/22	145,000	161,312
8.500%, due 04/15/19	120,000	135,300
Multiplan, Inc.
9.875%, due 09/01/18[4]	125,000	137,500
Tenet Healthcare Corp.
6.875%, due 11/15/31	50,000	43,625
United Surgical Partners International, Inc.
9.000%, due 04/01/20[4]	25,000	26,844
US Oncology, Inc., Escrow
(related to 9.125% bonds, due 08/15/17)[10]	30,000	600
		1,081,329

45

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Home construction—0.02%
Standard Pacific Corp.
10.750%, due 09/15/16	$25,000	$30,187
Toll Brothers Finance Corp.
8.910%, due 10/15/17	10,000	12,603
		42,790
Industrial-other—0.06%
Iron Mountain, Inc.
8.000%, due 06/15/20	115,000	122,906
RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18	30,000	33,000
		155,906
Insurance-life—0.21%
American International Group, Inc.
3.000%, due 03/20/15	90,000	92,571
4.875%, due 06/01/22	175,000	190,745
Hartford Financial Services Group, Inc.
6.625%, due 04/15/42	40,000	44,965
MetLife, Inc.
6.400%, due 12/15/36	110,000	116,974
Prudential Financial, Inc.
7.375%, due 06/15/19	75,000	94,390
		539,645
Insurance-multiline—0.07%
Glen Meadow Pass-Through Trust
6.505%, due 02/12/67[4,5]	60,000	48,300
Prudential Financial, Inc. MTN
6.625%, due 12/01/37	100,000	123,360
		171,660
Insurance-personal & casualty—0.11%
Berkshire Hathaway Finance Corp.
3.000%, due 05/15/22[1]	40,000	41,425
Fidelity National Financial, Inc.
5.500%, due 09/01/22	80,000	82,529

46

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Insurance-personal & casualty—(concluded)
Liberty Mutual Group, Inc.
7.800%, due 03/15/37[4]	$25,000	$26,469
10.750%, due 06/15/58[4,5]	70,000	97,825
XL Group PLC, Series E
6.500%, due 04/15/17[5,7]	50,000	45,562
		293,810
Investments & miscellaneous financial services—0.01%
Tomkins LLC/Tomkins, Inc.
9.000%, due 10/01/18[6]	29,000	32,335
Leisure—0.15%
Brunswick Corp.
11.250%, due 11/01/16[4]	25,000	28,937
Royal Caribbean Cruises Ltd.
7.250%, due 06/15/16	300,000	330,750
7.500%, due 10/15/27[1]	40,000	41,700
		401,387
Lodging—0.09%
Diamond Resorts Corp.
12.000%, due 08/15/18	110,000	117,012
Felcor Lodging LP
6.750%, due 06/01/19	25,000	26,813
Host Hotels & Resorts LP
4.750%, due 03/01/23	50,000	51,250
9.000%, due 05/15/17	40,000	43,600
		238,675
Machinery-agriculture & construction—0.13%
Case New Holland, Inc.
7.875%, due 12/01/17	105,000	123,375
Deere & Co.
2.600%, due 06/08/22	130,000	133,964
The Manitowoc Co., Inc.
8.500%, due 11/01/20	75,000	83,062
		340,401

47

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—0.06%
Clear Channel Communications, Inc.
10.750%, due 08/01/16	$85,000	$53,550
News America, Inc.
6.200%, due 12/15/34	45,000	54,206
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
8.875%, due 04/15/17	25,000	26,875
XM Satellite Radio, Inc.
13.000%, due 08/01/13[1,4]	25,000	27,781
		162,412
Media-cable—0.44%
Cablevision Systems Corp.
8.625%, due 09/15/17	190,000	217,550
CSC Holdings LLC
8.625%, due 02/15/19	25,000	29,250
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
6.000%, due 08/15/40	100,000	113,047
DISH DBS Corp.
7.750%, due 05/31/15	50,000	55,750
7.875%, due 09/01/19	220,000	252,725
Time Warner Cable, Inc.
6.550%, due 05/01/37	40,000	49,936
6.750%, due 07/01/18	165,000	206,447
Time Warner, Inc.
6.100%, due 07/15/40	45,000	54,912
UPCB Finance V Ltd.
7.250%, due 11/15/21[4]	150,000	163,500
		1,143,117
Media-diversified—0.02%
Entravision Communications Corp.
8.750%, due 08/01/17	47,000	50,408
Media-non cable—0.09%
Gannett Co., Inc.
8.750%, due 11/15/14	25,000	28,313
Intelsat Jackson Holdings SA
7.250%, due 10/15/20	75,000	81,000

48

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Media-non cable—(concluded)
LIN Television Corp.
8.375%, due 04/15/18	$25,000	$26,125
Nielsen Finance LLC/Nielsen Finance Co.
11.625%, due 02/01/14	13,000	14,755
Sinclair Television Group, Inc.
8.375%, due 10/15/18[1]	50,000	54,687
9.250%, due 11/01/17[4]	20,000	22,250
		227,130
Media-publishing—0.03%
Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15[4]	40,000	29,200
The McClatchy Co.
11.500%, due 02/15/17	35,000	37,100
		66,300
Media-services—0.01%
Nielsen Finance LLC/Nielson Finance Co.
7.750%, due 10/15/18	25,000	28,125
Metals & mining—0.27%
AngloGold Ashanti Holdings PLC
5.375%, due 04/15/20	70,000	74,081
CONSOL Energy, Inc.
8.000%, due 04/01/17	45,000	48,487
Mirabela Nickel Ltd.
8.750%, due 04/15/18[4]	30,000	22,125
Murray Energy Corp.
10.250%, due 10/15/15[4]	125,000	121,875
Novelis, Inc.
8.375%, due 12/15/17	50,000	55,250
Peabody Energy Corp.
7.375%, due 11/01/16	50,000	55,875
Ryerson, Inc.
12.000%, due 11/01/15[6]	150,000	152,625
Teck Resources Ltd.
6.250%, due 07/15/41	25,000	27,629

49

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Vale Overseas Ltd.
4.375%, due 01/11/22	$95,000	$97,364
6.875%, due 11/21/36	35,000	41,147
		696,458
Metals/mining excluding steel—0.11%
FMG Resources (August 2006) Pty Ltd.
7.000%, due 11/01/15[1,4]	100,000	98,250
8.250%, due 11/01/19[4]	100,000	99,500
Inmet Mining Corp.
8.750%, due 06/01/20[4]	70,000	71,925
Penn Virginia Resource Partners LP/Penn Virginia Resource
Finance Corp. II 8.375%, due 06/01/20[4]	25,000	25,437
		295,112
Oil & gas—0.11%
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, due 04/15/22[4]	50,000	51,000
Petrobras International Finance Co.
2.875%, due 02/06/15[1]	85,000	87,267
5.375%, due 01/27/21	140,000	155,796
		294,063
Oil field equipment & services—0.04%
SESI LLC
7.125%, due 12/15/21	85,000	94,563
Oil refining & marketing—0.03%
Phillips 66
4.300%, due 04/01/22[4]	75,000	81,675
Packaging & containers—0.15%
Ardagh Packaging Finance PLC
9.125%, due 10/15/20[1,4]	200,000	209,000
Berry Plastics Corp.
8.250%, due 11/15/15	30,000	31,575
Graphic Packaging International, Inc.
9.500%, due 06/15/17	5,000	5,512

50

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16	$100,000	$114,000
Sealed Air Corp.
8.375%, due 09/15/21[4]	40,000	45,000
		405,087
Paper & forest products—0.04%
Boise Paper Holdings LLC/Boise Finance Co.
9.000%, due 11/01/17	15,000	16,613
Georgia-Pacific LLC
8.875%, due 05/15/31	35,000	50,812
Mercer International, Inc.
9.500%, due 12/01/17	35,000	37,012
		104,437
Pharmaceuticals—0.21%
Grifols, Inc.
8.250%, due 02/01/18	70,000	77,000
Mylan, Inc.
7.625%, due 07/15/17[4]	50,000	55,500
Teva Pharmaceutical Finance Co. BV
2.400%, due 11/10/16	125,000	131,060
Teva Pharmaceutical Finance IV BV
3.650%, due 11/10/21	90,000	97,272
Valeant Pharmaceuticals International
7.000%, due 10/01/20[1,4]	150,000	155,250
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.750%, due 09/15/18	30,000	32,325
		548,407
Railroads—0.03%
Burlington Northern Santa Fe LLC
6.150%, due 05/01/37	25,000	32,362
Norfolk Southern Corp.
3.250%, due 12/01/21	50,000	52,745
		85,107

51

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Real estate investment trusts—0.10%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17	$50,000	$56,250
Developers Diversified Realty Corp.
9.625%, due 03/15/16	70,000	85,570
DuPont Fabros Technology LP
8.500%, due 12/15/17	75,000	82,875
ERP Operating LP
4.750%, due 07/15/20	35,000	39,620
		264,315
Retail-department—0.03%
JC Penney Corp., Inc.
7.125%, due 11/15/23	45,000	42,300
Macy’s Retail Holdings, Inc.
6.375%, due 03/15/37	35,000	42,452
		84,752
Retail-discount—0.01%
Target Corp.
7.000%, due 01/15/38	25,000	37,211
Retail-specialty—0.22%
Burlington Coat Factory Warehouse Corp.
10.000%, due 02/15/19	30,000	32,325
Ingles Markets, Inc.
8.875%, due 05/15/17	70,000	75,600
Limited Brands, Inc.
8.500%, due 06/15/19	45,000	54,000
Michaels Stores, Inc.
7.750%, due 11/01/18	25,000	26,625
11.375%, due 11/01/16[1]	50,000	52,563
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[1,4]	60,000	66,750
QVC, Inc.
7.125%, due 04/15/17[4]	20,000	21,154
7.500%, due 10/01/19[4]	75,000	83,101
Rite Aid Corp.
10.375%, due 07/15/16	60,000	63,338

52

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Retail-specialty—(concluded)
SUPERVALU, Inc.
8.000%, due 05/01/16[1]	$35,000	$31,325
YCC Holdings LLC/Yankee Finance, Inc.
10.250%, due 02/15/16[11]	75,000	78,094
		584,875
Software/services—0.04%
Ceridian Corp.
11.250%, due 11/15/15[6]	50,000	49,125
MedAssets, Inc.
8.000%, due 11/15/18	50,000	54,000
		103,125
Steel producers/products—0.06%
AK Steel Corp.
7.625%, due 05/15/20[1]	50,000	44,250
Severstal Columbus LLC
10.250%, due 02/15/18	50,000	51,500
US Steel Corp.
7.375%, due 04/01/20[1]	50,000	49,375
		145,125
Support-services—0.03%
Iron Mountain, Inc.
8.375%, due 08/15/21	70,000	77,350
Technology-hardware—0.16%
CDW LLC/CDW Finance Corp.
12.535%, due 10/12/17	90,000	96,525
Equinix, Inc.
7.000%, due 07/15/21	50,000	56,125
8.125%, due 03/01/18	75,000	83,250
Jabil Circuit, Inc.
4.700%, due 09/15/22	40,000	40,200
8.250%, due 03/15/18	25,000	30,000

53

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Technology-hardware—(concluded)
Seagate HDD Cayman
7.000%, due 11/01/21	$50,000	$53,500
7.750%, due 12/15/18	50,000	54,875
		414,475
Technology-software—0.07%
Epicor Software Corp.
8.625%, due 05/01/19	15,000	15,450
First Data Corp.
9.875%, due 09/24/15[1]	75,000	76,500
11.250%, due 03/31/16[1]	70,000	67,200
Unisys Corp.
12.750%, due 10/15/14[4]	25,000	27,000
		186,150
Telecom-satellite—0.04%
Intelsat Bermuda Ltd.
11.250%, due 02/04/17	110,000	115,500
Telecom-wireless—0.31%
America Movil SAB de CV
3.125%, due 07/16/22	40,000	41,002
5.000%, due 03/30/20	135,000	156,901
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, due 11/15/18	90,000	125,909
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000%, due 12/01/15[4]	25,000	24,750
Cricket Communications, Inc.
7.750%, due 05/15/16	50,000	52,750
10.000%, due 07/15/15[1]	50,000	51,625
Nextel Communications, Inc.
7.375%, due 08/01/15	78,000	78,390
SBA Telecommunications, Inc.
8.250%, due 08/15/19	49,000	54,390
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125%, due 04/30/18[4]	100,000	112,376

54

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(continued)
Telecom-wireless—(concluded)
Wind Acquisition Finance SA
11.750%, due 07/15/17[4]	$140,000	$128,100
		826,193
Telephone-integrated—0.55%
AT&T, Inc.
1.600%, due 02/15/17	150,000	153,795
6.500%, due 09/01/37	80,000	106,240
CenturyLink, Inc.
6.450%, due 06/15/21	100,000	111,603
Embarq Corp.
7.995%, due 06/01/36	50,000	55,294
Frontier Communications Corp.
7.875%, due 04/15/15	20,000	22,250
8.250%, due 04/15/17[1]	80,000	89,200
9.000%, due 08/15/31	45,000	47,250
Level 3 Communications, Inc.
11.875%, due 02/01/19	25,000	27,875
Level 3 Financing, Inc.
8.625%, due 07/15/20	25,000	26,750
10.000%, due 02/01/18	125,000	137,187
PAETEC Holding Corp.
9.875%, due 12/01/18	65,000	73,613
Sprint Nextel Corp.
6.000%, due 12/01/16	90,000	91,800
8.375%, due 08/15/17	75,000	82,500
9.000%, due 11/15/18[4]	25,000	29,500
9.125%, due 03/01/17	25,000	28,000
Verizon Communications, Inc.
6.100%, due 04/15/18	210,000	262,335
Videotron Ltee
5.000%, due 07/15/22	35,000	37,100
Virgin Media Secured Finance PLC
6.500%, due 01/15/18	50,000	54,500
		1,436,792

55

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Corporate bonds—(concluded)
Theaters & entertainment—0.02%
AMC Entertainment, Inc.
9.750%, due 12/01/20	$50,000	$55,250
Tobacco—0.14%
Altria Group, Inc.
9.950%, due 11/10/38	65,000	111,009
Philip Morris International, Inc.
2.900%, due 11/15/21	150,000	156,883
Reynolds American, Inc.
7.625%, due 06/01/16	80,000	96,335
		364,227
Transportation services—0.06%
Marquette Transportation Co./Marquette Transportation
Finance Corp.
10.875%, due 01/15/17	50,000	52,750
Navios Maritime Acquisition Corp./Navios Acquisition
Finance US, Inc.
8.625%, due 11/01/17	75,000	70,312
Navios Maritime Holdings, Inc./Navios Maritime
Finance US, Inc.
8.875%, due 11/01/17	30,000	30,563
		153,625
Total corporate bonds (cost—$28,437,450)		29,188,249
Non-US government obligations—0.12%
Chile Government International Bond
3.250%, due 09/14/21	95,000	102,267
Colombia Government International Bond
4.375%, due 07/12/21	110,000	127,600
Mexico Government International Bond MTN
4.750%, due 03/08/44	75,000	84,000
Total non-US government obligations (cost—$285,563)		313,867
Municipal bonds and notes—0.12%
California—0.05%
Los Angeles Unified School District (Build America Bonds)
6.758%, due 07/01/34	100,000	134,613

56

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

	Face amount	Value
Municipal bonds and notes—(concluded)
Illinois—0.07%
Chicago Transit Authority Sales & Transfer Tax Receipts
Revenue, Taxable Pension Funding, Series A
6.899%, due 12/01/40	$55,000	$67,398
Illinois Taxable Pension
5.100%, due 06/01/33	125,000	121,120
		188,518
Total municipal bonds and notes (cost—$315,928)		323,131

	Number of contracts
Call options purchased—0.11%
S&P 500 Index, strike @ 1,450, expires 12/22/12
(cost — $312,712)	93	279,930

	Face amount
Repurchase agreement—17.30%
Repurchase agreement dated 08/31/12 with State
Street Bank & Trust Co., 0.010% due 09/04/12,
collateralized by $2,233,177 Federal Home Loan
Bank obligations, zero coupon due 09/28/12 and
$30,109,354 US Treasury Bonds, 4.500% to 6.250%
due 05/15/30 to 02/15/36; (value—$46,302,401);
proceeds: $45,394,050 (cost — $45,394,000)	$45,394,000	45,394,000

	Shares
Investment of cash collateral from securities loaned—2.15%
Money market fund—2.15%
UBS Private Money Market Fund LLC[3] (cost—$5,655,123)	5,655,123	5,655,123
Total investments (cost—$258,003,197) —104.41%		273,911,979
Liabilities in excess of other assets—(4.41)%		(11,567,840)
Net assets — 100.00%		$262,344,139

For a listing of defined portfolio acronyms, counterparty acronyms, and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 63.

57

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

Aggregate cost for federal income tax purposes was $258,991,178; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$21,919,244
Gross unrealized depreciation	(6,998,443)
Net unrealized appreciation	$14,920,801

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation
US Treasury futures buy contracts:
27	Ultra Long-Term
	US Treasury Bond	December
	Futures	2012	$4,513,681	$4,563,000	$49,319
147	US Treasury Note	December
	2 Year Futures	2012	32,399,452	32,424,985	25,533

Index futures buy contracts:
92	S&P 500 E-Mini	September
	Index Futures	2012	6,018,987	6,463,460	444,473
			$42,932,120	$43,451,445	$519,325

Interest rate swap
Counterparty – BB

		Rate type
Notional amount (000)	Termination date	Payment made by the Fund[12]	Payment received by the Fund[12]	Upfront payment received (made)	Value	Unrealized depreciation
			3 Month
			USD
USD 37,250	09/30/14	0.448%	LIBOR	$—	$(31,867)	$(31,867)

58

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$146,432,669	$—	$—	$146,432,669
Preferred stock	—	4,553	—	4,553
Investment company	—	11,086,530	—	11,086,530
US government
obligations	—	13,296,268	—	13,296,268
Mortgage & agency
debt securities	—	17,167,517	—	17,167,517
Collateralized mortgage
obligations	—	1,523,151	—	1,523,151
Commercial mortgage-
backed securities	—	3,246,991	—	3,246,991
Corporate bonds	—	29,187,590	659	29,188,249
Non-US government
obligations	—	313,867	—	313,867
Municipal bonds &
notes	—	323,131	—	323,131
Options purchased	279,930	—	—	279,930
Repurchase agreement	—	45,394,000	—	45,394,000
Investment of cash
collateral from
securities loaned	—	5,655,123	—	5,655,123
Futures contracts	519,325	—	—	519,325
Swap agreement	—	(31,867)	—	(31,867)
Total	$147,231,924	$127,166,854	$659	$274,399,437

At August 31, 2012, there were no transfers between Level 1 and Level 2.

59

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended August 31, 2012:

	Preferred stock	Warrants	Corporate bond	Total
Beginning balance	$23	$27	$—	$50
Purchases	—	—	—	—
Sales	(23,320)	(27)	—	(23,347)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	23,297	—	—	23,297
Net change in unrealized
appreciation/depreciation	—	—	—	—
Transfers into Level 3	—	—	659	659
Transfers out of Level 3	—	—	—	—
Ending balance	$0	$0	$659	$659

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at August 31, 2012 was ($1,191). Transfers into Level 3 represents the value at the end of the year. At August 31, 2012, two securities were transferred from Level 2 to Level 3 as the valuations are either based on a fair valuation approved by the valuation committee or based primarily on unobservable inputs.

60

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	95.5%
Cayman Islands	1.0
Curacao	0.5
Bermuda	0.4
Canada	0.4
Switzerland	0.4
Israel	0.3
Panama	0.2
United Kingdom	0.2
Singapore	0.2
Netherlands	0.1
Liberia	0.1
Australia	0.1
Ireland	0.1
Luxembourg	0.1
Mexico	0.1
Colombia	0.1
Chile	0.1
Marshall Islands	0.1
Isle of Man	0.0	†
Norway	0.0	†
France	0.0	†
Puerto Rico	0.0	†
Total	100.0%

† Amount represents less than 0.05%.

61

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

Portfolio footnotes

*	Non-income producing security.
**

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[1]	Security, or portion thereof, was on loan at August 31, 2012.
[2]	Cumulative preferred stock. The next call date is October 15, 2012.
[3]	Investment in an affiliated company. See notes to financial statements for additional information.
[4]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.56% of net assets as of August 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[5]	Variable or floating rate security. The interest rate shown is the current rate as of August 31, 2012 and changes periodically.
[6]	Step bond that converts to the noted fixed rate at a designated future date.
[7]	Perpetual bond security. The maturity date reflects the next call date.
[8]	Security is being fair valued by a valuation committee under the direction of the board of trustees.
[9]	Bond interest in default.
[10]	Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.
[11]	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[12]	Payments made/received are based on the notional amount.

62

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2012

Fund acronyms

ADR	American Depositary Receipt
BDC	Business Development Company
FDIC	Federal Deposit Insurance Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
OJSC	Open Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
USD	United States Dollar

Counterparty acronym

BB	Barclays Bank PLC

See accompanying notes to financial statements	63

UBS U.S. Allocation Fund
Statement of assets and liabilities—August 31, 2012

Assets:
Investments in unaffiliated securities, at value (cost—$197,907,155)[1]	$211,776,326
Investments in affiliated securities, at value (cost—$14,702,042)	16,741,653
Repurchase agreement, at value (cost—$45,394,000)	45,394,000
Total investments in securities, at value (cost—$258,003,197)	$273,911,979
Cash	90,714
Cash collateral on futures	167,147
Receivable for investments sold	2,228,640
Receivable for shares of beneficial interest sold	9,254
Receivable for dividends and interest	685,995
Receivable for variation margin	519,755
Receivable for foreign tax reclaims	1,195
Other assets	28,581
Total assets	277,643,260
Liabilities:
Payable for investments purchased	8,682,429
Payable for cash collateral from securities loaned	5,655,123
Payable for shares of beneficial interest repurchased	539,439
Payable to affiliates	207,167
Swap agreements, at value	31,867
Payable for foreign withholding taxes	1,144
Accrued expenses and other liabilities	181,952
Total liabilities	15,299,121
Net assets:
Beneficial interest shares of $0.001 par value
(unlimited amount authorized)	354,847,987
Accumulated undistributed net investment income	1,009,006
Accumulated net realized loss	(109,909,094)
Net unrealized appreciation	16,396,240
Net assets	$262,344,139

1 Includes $5,519,866 of investments in securities on loan, at value plus accrued interest and dividends, if any.

64	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of assets and liabilities—August 31, 2012

Class A
Net assets	$173,218,218
Shares outstanding	5,748,752
Net asset value per share	$30.13
Maximum offering price per share (net asset value plus maximum
sales charge of 5.50%)	$31.88
Class C
Net assets	$70,214,835
Shares outstanding	2,371,979
Net asset value and offering price per share	$29.60
Class Y
Net assets	$18,911,086
Shares outstanding	619,167
Net asset value and offering price per share	$30.54

See accompanying notes to financial statements	65

UBS U.S. Allocation Fund
Statement of operations

For the year ended August 31, 2012
Investment income:
Dividends (net of foreign withholding taxes of $3,852)	$1,934,173
Interest (net of foreign withholding taxes of $346)	2,224,644
Securities lending income (includes $1,858 earned from an affiliated entity)	25,906
4,184,723
Expenses:
Investment management and administration fees	1,329,869
Service fees—Class A	438,367
Service and distribution fees—Class B	6,930
Service and distribution fees—Class C	724,663
Transfer agency and related services fees—Class A	190,563
Transfer agency and related services fees—Class B	1,441
Transfer agency and related services fees—Class C	84,179
Transfer agency and related services fees—Class Y	14,420
Professional fees	168,408
Custody and accounting fees	102,157
Reports and notices to shareholders	97,550
State registration fees	55,250
Trustees’ fees	17,197
Insurance fees	5,788
Other expenses	27,352
Total expenses	3,264,134
Net investment income	920,589
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments in unaffiliated issuers	14,755,974
Investments in affiliated issuers	104,745
Futures	(1,038,531)
Swaps	(90,709)
Net realized gain	13,731,479
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	12,461,440
Investments in affiliated issuers	930,526
Futures	398,549
Swaps	(31,867)
Net change in unrealized appreciation/depreciation	13,758,648
Net realized and unrealized gain from investment activities	27,490,127
Net increase in net assets resulting from operations	$28,410,716

66	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of changes in net assets

	For the years ended August 31,
	2012	2011
From operations:
Net investment income	$920,589	$2,226,702
Net realized gains	13,731,479	37,533,280
Net change in unrealized appreciation	13,758,648	4,256,795
Net increase in net assets resulting
from operations	28,410,716	44,016,777
Dividends to shareholders from:
Net investment income—Class A	(1,853,059)	(3,010,818)
Net investment income—Class B	—	(6,506)
Net investment income—Class C	(166,185)	(589,766)
Net investment income—Class Y	(259,667)	(491,920)
Total dividends to shareholders	(2,278,911)	(4,099,010)
From beneficial interest transactions:
Net proceeds from shares sold	4,392,621	2,962,623
Cost of shares repurchased	(44,535,126)	(68,685,656)
Proceeds from dividends reinvested	2,065,080	3,634,299
Net decrease in net assets from beneficial
interest transactions	(38,077,425)	(62,088,734)
Redemption fees	511	2,812
Net decrease in net assets	(11,945,109)	(22,168,155)
Net assets:
Beginning of year	274,289,248	296,457,403
End of year	$262,344,139	$274,289,248
Accumulated undistributed net
investment income	$1,009,006	$2,280,649

See accompanying notes to financial statements	67

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended August 31,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$27.34	$24.16	$22.96	$28.83	$32.53
Net investment income (loss)[1]	0.15	0.25	0.32	0.46	0.70
Net realized and unrealized
gains (losses)	2.94	3.34	1.47	(5.65)	(3.57)
Net increase (decrease)
from operations	3.09	3.59	1.79	(5.19)	(2.87)
Dividends from net
investment income	(0.30)	(0.41)	(0.59)	(0.68)	(0.83)
Net asset value, end of year	$30.13	$27.34	$24.16	$22.96	$28.83
Total investment return[2]	11.42%	14.85%	7.75%	(17.49)%	(9.02)%
Ratios to average net assets:
Expenses before fee waivers by
investment advisor and
administrator	1.03%	1.02%	1.03%	1.05%	0.95%
Expenses after fee waivers by
investment advisor and
administrator	1.03%	1.02%	1.03%	1.05%	0.93%
Net investment income	0.53%	0.92%	1.30%	2.26%	2.28%
Supplemental data:
Net assets, end of year (000’s)	$173,218	$178,780	$190,007	$221,983	$344,910
Portfolio turnover	150%	157%	138%	111%	98%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

68	See accompanying notes to financial statements

Class C
Years ended August 31,
2012	2011	2010	2009	2008

$26.83	$23.70	$22.55	$28.19	$31.80
(0.06)	0.04	0.13	0.30	0.46

2.89	3.28	1.43	(5.50)	(3.50)

2.83	3.32	1.56	(5.20)	(3.04)

(0.06)	(0.19)	(0.41)	(0.44)	(0.57)
$29.60	$26.83	$23.70	$22.55	$28.19
10.59%	14.00%	6.90%	(18.10)%	(9.70)%

1.79%	1.77%	1.78%	1.80%	1.70%

1.79%	1.77%	1.78%	1.80%	1.68%
(0.23)%	0.16%	0.55%	1.51%	1.53%

$70,215	$74,702	$79,561	$94,818	$147,945
150%	157%	138%	111%	98%

See accompanying notes to financial statements	69

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class Y
	Years ended August 31,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$27.72	$24.51	$23.29	$29.27	$33.03
Net investment income[1]	0.24	0.34	0.41	0.55	0.81
Net realized and unrealized
gains (losses)	2.97	3.37	1.49	(5.75)	(3.62)
Net increase (decrease)
from operations	3.21	3.71	1.90	(5.20)	(2.81)
Dividends from net
investment income	(0.39)	(0.50)	(0.68)	(0.78)	(0.95)
Net asset value, end of year	$30.54	$27.72	$24.51	$23.29	$29.27
Total investment return[2]	11.74%	15.17%	8.13%	(17.16)%	(8.69)%
Ratios to average net assets:
Expenses before fee waivers by
investment advisor and
administrator	0.75%	0.73%	0.70%	0.65%	0.61%
Expenses after fee waivers by
investment advisor and
administrator	0.75%	0.73%	0.70%	0.65%	0.59%
Net investment income	0.81%	1.20%	1.63%	2.65%	2.62%
Supplemental data:
Net assets, end of year (000’s)	$18,911	$19,287	$24,955	$34,630	$46,994
Portfolio turnover	150%	157%	138%	111%	98%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

70	See accompanying notes to financial statements

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71

UBS U.S. Allocation Fund
Notes to financial statements

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

The Fund offers Class A, Class C and Class Y shares. (The Fund has ceased offering Class B shares.) Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. Class B shares and all corresponding reinvested dividend shares automatically converted to Class A shares within a certain number of years after issuance which varied depending upon the amount invested. On March 1, 2012, the remaining outstanding Class B shares were either redeemed or exchanged for Class A shares of the Fund. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses through August 31, 2012 pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources

72

UBS U.S. Allocation Fund
Notes to financial statements

of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings.

Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value

73

UBS U.S. Allocation Fund
Notes to financial statements

as determined in good faith by or under the direction of the Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value.

74

UBS U.S. Allocation Fund
Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments

In April 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and there

75

UBS U.S. Allocation Fund
Notes to financial statements

is no change in accounting for the Fund. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar

76

UBS U.S. Allocation Fund
Notes to financial statements

to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund may enter into derivative contracts that may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The Advisor is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended August 31, 2012.

77

UBS U.S. Allocation Fund
Notes to financial statements

At August 31, 2012, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives[1]
	Interest rate risk	Equity risk	Total
Futures contracts	$74,852	$444,473	$519,325
Options purchased	—	279,930	279,930

Liability derivatives[2]
	Interest rate risk	Equity risk	Total
Swap agreements	$(31,867)	$—	$(31,867)

1 In the Statement of assets and liabilities, options purchased are shown within investments in securities of unaffiliated issuers, at value. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.
2 In the Statement of assets and liabilities, swap agreements are shown at value.

Net realized and unrealized gains (losses) in derivative instruments during the year ended August 31, 2012, were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[3]
Futures contracts	$120,862	$(1,159,393)	$(1,038,531)
Swap agreements	(90,709)	—	(90,709)
Total net realized gain (loss)	$30,153	$(1,159,393)	$(1,129,240)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$77,622	$320,927	$398,549
Option purchased[5]	—	(32,782)	(32,782)
Swap agreements	(31,867)	—	(31,867)
Total net change in unrealized
appreciation/depreciation	$45,755	$288,145	$333,900

3 The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures and swaps.

78

UBS U.S. Allocation Fund
Notes to financial statements

4 The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swaps.
5 Unrealized loss is included in net change in unrealized appreciation/depreciation of investments in the Statement of operations.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

79

UBS U.S. Allocation Fund
Notes to financial statements

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions, investment income and expenses
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Investing in non-US securities
Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments.

80

UBS U.S. Allocation Fund
Notes to financial statements

Securities of non-US issuers may not be registered with the SEC and the issuers thereof may not be subject to its reporting requirements.

The Fund may invest in non-US securities by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. Under an unsponsored arrangement, the depositary’s transaction fees are paid directly by the ADR holders.

Investment income and realized gains on certain non-US securities in which the Fund may invest may be subject to non-US withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the Fund would be subject.

Securities traded on to-be-announced basis
The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Purchased options
The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The

81

UBS U.S. Allocation Fund
Notes to financial statements

Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as fund holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts
The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received

82

UBS U.S. Allocation Fund
Notes to financial statements

at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Interest rate swap agreements
The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of interest rate swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either

83

UBS U.S. Allocation Fund
Notes to financial statements

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator fees and other transactions with affiliates
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the year

84

UBS U.S. Allocation Fund
Notes to financial statements

ended August 31, 2012, UBS Global AM did not waive any investment advisory and administration fees. At August 31, 2012, the Fund owed UBS Global AM $110,733 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class Y shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2012. The Fund will repay UBS Global AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2011, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/ reimbursed. For the year ended August 31, 2012, the Fund had no fee waivers/expense reimbursements subject to repayment.

For the year ended August 31, 2012, the Fund paid $216 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

The Fund may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended August 31, 2012 were as follows:

Affiliated investment company	Value at 08/31/11	Purchases during the year ended 08/31/12	Sales during the year ended 08/31/12	Net realized gain	Change in net unrealized appreciation	Value at 08/31/12
UBS Credit
Bond
Relationship
Fund	$10,951,259	$—	$900,000	$104,745	$930,526	$11,086,530

85

UBS U.S. Allocation Fund
Notes to financial statements

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market (if any), net of fee rebates paid to borrowers, are reflected as affiliated securities lending income in the Statement of operations.

Amounts relating to the investment for the year ended August 31, 2012 were as follows:

	Value at 08/31/2011	Purchases during the year ended 08/31/12	Sales during the year ended 08/31/12	Value at 08/31/12	Net income earned
UBS Private Money
Market Fund LLC	$11,342,957	$47,587,145	$53,274,979	$5,655,123	$1,858

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not

86

UBS U.S. Allocation Fund
Notes to financial statements

involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions.

During the year ended August 31, 2012, the Fund paid brokerage commissions to Morgan Stanley in the amount of $12,824. During the year ended August 31, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $89,956,602. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Fund pays UBS Global AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At August 31, 2012, the Fund owed UBS Global AM—US $96,434 for service and distribution fees.

Prior to March 1, 2012, Class B shares paid UBS Global AM (US) monthly service and distribution fees at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of Class B shares. Effective March 1, 2012, all outstanding Class B shares converted to Class A shares.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain

87

UBS U.S. Allocation Fund
Notes to financial statements

redemptions of Class A and Class C shares. UBS Global AM (US) has informed the Fund that for the year ended August 31, 2012, it earned $18,573 and $122 in initial sales and deferred sales charges on Class A and Class C shares, respectively.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended August 31, 2012, UBS Financial Services, Inc. received from BNY Mellon, not the Fund, $131,583 of the total delegated services fees.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be

88

UBS U.S. Allocation Fund
Notes to financial statements

utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the year ended August 31, 2012.

Purchases and sales of securities
For the year ended August 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $141,278,821 and $202,249,236, respectively.

For the year ended August 31, 2012, aggregate purchases and sales of US Government securities, excluding short-term securities, were $220,610,139 and $232,447,116, respectively.

89

UBS U.S. Allocation Fund
Notes to financial statements

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2012:	Class A		Class B1
	Shares	Amount	Shares	Amount
Shares sold	71,125	$2,018,604	—	$—
Shares repurchased	(976,736)	(27,867,821)	(1,404)	(39,442)
Shares converted from
Class B to Class A	54,541	1,608,580	(54,076)	(1,608,580)
Dividends reinvested	61,490	1,655,927	—	—
Net increase (decrease)	(789,580)	$(22,584,710)	(55,480)	$(1,648,022)
For the year ended August 31, 2011:
Shares sold	61,858	$1,704,584	106	$2,945
Shares repurchased	(1,508,634)	(41,795,312)	(3,749)	(104,886)
Shares converted from
Class B to Class A	21,305	593,879	(21,259)	(593,879)
Dividends reinvested	99,056	2,700,258	209	5,731
Net decrease	(1,326,415)	$(36,796,591)	(24,693)	$(690,089)

For the year ended August 31, 2012:	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	17,397	$482,487	9,380	$282,950
Shares repurchased	(434,951)	(12,250,080)	(95,338)	(2,769,203)
Dividends reinvested	5,681	151,047	9,475	258,106
Net decrease	(411,873)	$(11,616,546)	(76,483)	$(2,228,147)
For the year ended August 31, 2011:
Shares sold	14,994	$417,039	8,678	$244,176
Shares repurchased	(607,783)	(16,539,343)	(345,590)	(9,652,236)
Dividends reinvested	19,946	536,374	14,211	391,936
Net decrease	(572,843)	$(15,585,930)	(322,701)	$(9,016,124)

[1]	Effective on March 1, 2012 all outstanding Class B shares converted to Class A.

90

UBS U.S. Allocation Fund
Notes to financial statements

Redemption fees
Each class of the Fund will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase, subject to limited exemptions as noted in the prospectus. This amount is paid to the Fund. Redemption fees, if any, earned by the Fund are disclosed in the Statement of changes in net assets. For the year ended August 31, 2012, redemption fees represent less than $0.005 per share.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary Income	$2,278,911	$4,099,010

At August 31, 2012, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$995,967
Accumulated realized capital and other losses	(108,421,532)
Net unrealized appreciation of investments	14,921,717
Total accumulated deficit	$(92,503,848)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated

91

UBS U.S. Allocation Fund
Notes to financial statements

investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At August 31, 2012, the Fund had a pre-enactment net capital loss carryforward of $108,421,532. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future realized capital gains and will expire as follows: $25,990,435 in 2017 and $82,431,097 in 2018. To the extent that such losses are used to offset future realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, the Fund utilized $13,445,922 of capital loss carryforwards to offset current year realized gains.

To reflect reclassifications arising from permanent “book/tax” differences for the year ending August 31, 2012, accumulated undistributed net investment income was increased by $86,679 and accumulated net realized loss was increased by $86,679. These differences are primarily due to return of capital adjustments from real estate investments trusts and paydown reclasses.

92

UBS U.S. Allocation Fund
Notes to financial statements

As of and during the year ended August 31, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended August 31, 2012, the Fund did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended August 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

93

UBS U.S. Allocation Fund
Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS U.S. Allocation Fund (the sole series comprising UBS Investment Trust) (the “Fund”) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

94

UBS U.S. Allocation Fund
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

95

UBS U.S. Allocation Fund
Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (August 31, 2012) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders is 100%.

For the fiscal year ended August 31, 2012, certain dividends paid by UBS U.S. Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,934,173 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2012. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2013. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

96

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the “Trust”) on July 17-18, 2012, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) of the Trust with respect to its series, UBS U.S. Allocation Fund (the “Fund”), with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and

97

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

98

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the written agreement between UBS Global AM and the Fund, which is separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Fund’s average daily net assets, which is discussed in more detail in the “Economies of Scale” section, and considered the actual fee rate (after taking this agreement into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund’s ordinary total annual operating expenses through December 31, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class C shares and 0.90% for Class Y shares. The board also considered that the Fund has agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

99

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.)

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2012 and (b) annualized performance information for each year in the ten-year period ended April 30, 2012. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

100

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one- and three-year periods, in the fourth quintile for the five- and ten-year periods and in the third quintile since inception. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Management noted the strong performance of the Fund over the recent periods. Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund’s Contractual Management Fee contained a single breakpoint and that the Fund’s assets exceeded the breakpoint as of April 30, 2012.

While the Fund’s Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund’s average daily net assets, thereby achieving the same effect as if the Contractual

101

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

Management Fee contained multiple breakpoints. The board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM’s profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

102

(This page has been left blank intentionally)

103

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years
Meyer Feldberg;†† 70 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

104

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee
Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

105

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Interested Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years
Barry Mandinach*†††; 56	Trustee	Since 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Trustees

Richard Q. Armstrong; 77 c/o Keith Weller, Assistant Fund Secretary UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1995 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (such as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 71 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

106

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee
Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

107

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Independent Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years
Richard R. Burt; 65 McLarty Associates 900 19th Street, 8th Floor Washington DC 20006	Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 53 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), and the Philanthropy Roundtable (vice chairman). She serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

108

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee
Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

109

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

110

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

111

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

112

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 32	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993), and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

113

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

114

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

115

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008), Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

116

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 1996

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interest person” of the Trust as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

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Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer

Investment Advisor and Administrator UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2012 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that the following person serving on the registrant's Audit committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended August 31, 2012 and August 31, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $63,600 and $63,100, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended August 31, 2012 and August 31, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $5,144 and $3,600, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements and (2) review of the consolidated 2011 and 2010 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2012 and August 31, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $16,100 and $16,100, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended August 31, 2012 and August 31, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through February 2012)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall: …

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).
____________________

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2012 and August 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2012 and August 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2012 and August 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2012 and August 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2012 and August 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2012 and August 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended August 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended August 31, 2012 and August 31, 2011, the aggregate fees billed by E&Y of $1,773,193 and $148,450, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:
	2012	2011
Covered Services	$21,244	$19,700
Non-Covered Services	1,751,949	128,750

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

       (a) Included as part of the report to shareholders filed under Item 1 of this form.
       (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by the registrant as a “Code of Conduct”)is filed herewith as Exhibit Ex-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 9, 2012